                                                                   EXHIBIT 10.11


                           UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          ---------------------------
                          RADIO STATION AUTHORIZATION
                          ---------------------------

                                  ( page 1 )

                                                       CALL SIGN: E940428
                                                       FILE NO.: 1638-DSE-P/L-94

NAME: AMERICAN TELESOURCE INTERNATIONAL INC.

CONSTRUCTION PERMIT AND LICENSE
                                              DATE OF GRANT:   SEPTEMBER 9, 1994
                                              EXPIRATION DATE: SEPTEMBER 9, 2004
DOMESTIC FIXED SATELLITE SERVICE
FIXED EARTH STATION
                                                   LATITUDE        LONGITUDE
                                                 29 33 04.0 N    98 35 21.0 W
LOCATION OF STATION:
          ADDRESS:  12500 Network Boulevard
CITY/COUNTY/STATE: SAN ANTONIO BEXAR, TEXAS

SUBJECT TO THE PROVISIONS OF THE CO ICATIONS ACT OF 1934, THE COMMUNICATIONS SATELLITE ACT OF 1962, SUBSEQUENT ACTS AND TREATIES, AND ALL PRESENT AND FUTURE REGULATIONS MADE BY THIS COMMISSION, AND FURTHER SUBJECT TO THE CONDITIONS AND REQUIREMENTS SET FORTH IN THIS PERMIT AND LICENSE, TEE GRANTEE IS AUTHORIZED TO CONSTRUCT, USE AND OPERATE THE RADIO FACILITIES DESCRIBED BELOW FOR RADIO COMMUNICATIONS FOR THE TERM BEGINNING SEPTEMBER 9, 1994 (3 A.M. EASTERN STANDARD
TIME) AND ENDING SEPTEMBER 9, 2004 (3 A.M. EASTERN STANDARD TIME). THE REQUIRED DATE OF COMPLETION OF CONSTRUCTION IS SEPTEMBER 9, 1995. GRANTEE MUST FILE WITH THE COMMISSION A CERTIFICATION UPON COMPLETION OF CONSTRUCTION.

1.   PARTICULARS OF OPERATIONS

         FREQUENCIES (MHz)                 EIRP     EIRP DEN.     SPECIAL PROVISIONS
         AND POLARIZATION     EMISSION    (dBW)    (dBW/4kHz)   (REFER FCC FORM 488-A)
     -----------------------  --------    ------   ----------      ----    ----
  1. 14000.000-14500.000 H,V  25MOF7W     78.850      48.500       1900
  2. 11700.000-12200.000 H,V  25MOF7W     ------      ------       1010

2.   FREQUENCY COORDINATION LIMITS

                                Satellite Arc    Elevation       Azimuth       Max. EIRP
                                (West Long.)     (Degrees)      (Degrees)      Density to
         Frequency Limits       East    West    East    West   East    West    Horizion
              (MHz)             Limit  Limit    Limit  Limit   Limit  Limit    (dBW/4kHz)
    ------------------------    ------------    ------------   ------------    ----------
1.  At 14 GHz                    60.0 - 146.0     35.8 - 28.4   121.7 - 245.6     -13.0

RECEIVING SYSTEM NOISE TEMPERATURE:
                      200 KELVIN AT 20.0 DEGREES ELEVATION AND 12,000 MHz

3. POINTS OF COMMUNICATIONS -- THE FOLLOWING SPACE STATIONS LOCATED IN THE GEOSTATIONARY SATELLITE ORBIT: ALSAT - ALL AUTHORIZED U.S. DOMESTIC SATELLITES CONSISTENT WITH SECTIONS 1 A= 2 OF THIS LICENSE.



                                                                    FCC Form 488

                           UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          ---------------------------
                          RADIO STATION AUTHORIZATION
                          ---------------------------

                                  ( page 2 )


                                                  CALL SIGN: E940428
                                                  FILE No.:   1638-DSE-P/L-94



4.  TRANSMITTING EQUIPMENT

                                                                        OUTPUT
    UNITS MANUFACTURER                         MODEL NUMBER          POWER-WATTS
1.  2 SSE TECHNOLOGIES                         ASAT-1214                 75.0



5.  ANTENNA FACILITIES                  SITE/ELEVATION:      312.4 METERS AMSL


         DIAMETER                                               MAX. ANT. HT.
   UNITS (Meters) FEED MANUFACTURER      MODEL NUMBER             (Meters)
1.     1   6.10   CASS VERTEX            KPK                      318.5 AMSL
          MAXIMUM GAIN(S): 55.7 dBi at 12 GHz 57.1 dBi at 14 GHz    6.1 AGL

6.  REMOTE CONTROL POINT: NONE


7.  ANTENNA STRUCTURE MARKING KING AND LIGHTING REQUIREMENTS: NONE

ATTACHED FCC FORMS 488-A AND 488-B (STANDARD PROVISIONS) ARE INCORPORATED INTO THIS AUTHORIZATION. SPECIAL PROVISION REFERENCE NMMERS ARE LISTED IN
SECTION 1 ABOVE; GENERAL PROVISION REFERENCE NUMBERS ARE AS FOLLOWS:

           (1): 2000   (2): 2010   (3): 2454   (4): 2810   (5): 2916
           (6): 2938



                                                                          [SEAL]


                                                                    FCC Form 488

                         UNITED STATES OF AMERICA       FILE NO. CSG-94-174-ML
                                                        ------------------------
                     FEDERAL COMMUNICATIONS COMMISSION
                                                        TRANSMITTER SAN ANTONIO,
                                                        LOCATION:   TEXAS
                                 _________              ------------------------

                      MODIFICATION OF COMMON CARRIER    NAME OF    SAN ANTONIO,
                               AUTHORIZATION            STATION:   TEXAS
                                                        ------------------------

                                                        CALL SIGN: E940428
                                                        ------------------------




     The authority contained in Authorization Call Sign E940428 issued to
                                              -----------------
American TeleSource International, Inc. for a radio transmitting station in the
- ---------------------------------------
Domestic Fixed-Satellite Service is hereby modified in part as follows:

Modification of a 6.1-meter Ku-band transmit and receive satellite earth station for the provision of International Fixed-Satellite Service is to add the following:

1)   Points of communication for international transborder services:
     Morelos/Solidaridad satellites.

2) The licensee is authorized to provide transborder services between the United States and Mexico via the Morelos/Solidaridad satellites consistent with the technical parameters contained in the applicant's domestic satellite earth station license.

3) All communications shall be in accordance with the satellites and services which have completed consultations under Article XIV(d) of the INTELSAT Agreement and which have been approved by the Commission.

4) This action constitutes the final step with respect to the provision of transborder services only insofar as the U.S. regulatory process is concerned. However, this authority shall not be construed as authorizing the distribution of programming where the appropriate copyright clearances have not been obtained or where the U.S. Government has determined that appropriate copyright protection does not otherwise exist.

5) The provision of purely U.S. domestic service via non-U.S. satellites is prohibited.

6) Operations via Morelos/Solidaridad satellites shall be on a non-Common carrier basis.

7)   Maximum total power at antenna flange: 19.5 Watts
     Maximum E.I.R.P.: 73.63 dBW total all carriers based on Radiation Hazard Study

This modification of authorization is a part thereof and shall be posted therewith. Except as herein expressly modified, the above-mentioned authorization, subject to all modifications heretofore granted by the Commission, is to continue in full force and effect in accordance with the terms and conditions thereof and for the period therein specified.

Dated: October 4, 1994



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                                               FEDERAL
                                               COMMUNICATIONS         [SEAL]
                                               COMMISSION